Exhibit 99.1

September 30, 2014

Mr. Kevin Kotler

Broadfin Healthcare Master Fund, Ltd.

c/o Broadfin Capital LLC

237 Park Avenue, 9th Floor

New York, New York 10017

Dear Mr. Kotler:

The Board of Directors has had an opportunity to review your letter dated September 24, 2014, which is your response to our September 15th letter. We were obviously disappointed that your schedule did not permit a telephone call that we had requested the week of September 15th, but we were glad you were finally able to participate in a call with our Chairman of the Board, Kevin Larkin, and our Chief Executive Officer, Dr. Bernard Hausen, last Tuesday, September 23rd. We felt that after that phone call, we had a path to sit down, work out a solution and avoid a proxy contest. Your most recent letter, however, did not reflect our conversations but rather retreated to your previous demands to nominate four of six possible directors and added yet more demands we find to be contrary to your comments that you are interested in a productive conversation and solution.

While you have indicated numerous times that your legal counsel is charting your path (and is committed to a proxy contest), we thought that as businessmen we could work toward a solution to avoid such a costly and time consuming process with the shared goal of enhancing Cardica’s value to all our stockholders. However, we cannot abdicate our fiduciary duties and allow you to assume control of Cardica, not without a stockholder vote or without paying an appropriate premium to all stockholders. In yet another effort to resolve this impasse, we are once again attempting to suggest an alternative path:

1.

We are enclosing a revised Confidentiality Agreement satisfying all of your requested language changes with the exception of your provision that we must provide to you and numerous other persons designated by you any Cardica confidential information that is available to our Board of Directors for the reasons discussed below. Since this was Cardica’s only obligation in your mark-up of the Confidentiality Agreement, Broadfin’s right to seek injunctive relief is unnecessary. As a result, we have revised that provision to read as originally drafted.

2.	We are extending an invitation yet again to you and your nominees to meet with our Board of Directors to discuss Cardica as well as a path to settlement.

You have requested, on behalf of yourself, Broadfin, your nominees, your agents and your advisors, access to all information available to Cardica’s Board of Directors, including attorney-client privileged information. Your request is not a viable option and certainly not best practice for a public company (and, in fact, unheard of as far as we know), but perhaps derives from your lack of service to date on a public company board and the appropriate dissemination of information in such a context. However, as we discussed, we are prepared to have frank conversations regarding Cardica’s product and regulatory strategies and other matters that may arise provided you enter into a reasonable Confidentiality Agreement.

You indicate in your letter that your nominees are unwilling to meet with the current Board of Directors prior to a settlement agreement being executed. We are perplexed by this stance given that you expressed a willingness to do so--in fact, you suggested it--in your telephone conversation with Dr. Hausen and Mr. Larkin. Our sole requirement was that a reasonable confidentiality agreement be signed. From a corporate governance perspective, it is unacceptable for this Board not to meet with the nominees and contrary to the mission of our nominating committee prior to agreeing to add any of them to the Board’s slate for Cardica’s annual stockholder meeting.

As we have previously stated, we continue to be interested in adding industry expertise to the Board and we were encouraged when one of your Board nominees was the same person we had identified. We were encouraged by your nomination of Messrs. Casciaro and Kleine and it is customary and appropriate that they come in and personally meet with our Board. We would think that they would want to do the same. Your decision to condition this step on a settlement agreement seems to be gamesmanship rather than a genuine interest to move forward. We hope that your nominees decide to meet with us as soon as possible and again extend that invitation to them.

While we would prefer to work with you to resolve this situation, your letter does not reflect an attitude to do so. You too are at a critical juncture. We note that you indicated your dissatisfaction with the amount of legal fees you are paying your legal counsel yet you are unwilling to sit down, execute a reasonable confidentiality agreement and have a constructive conversation. Rational minds can prevail in this situation, if you are willing.

Our Board of Directors is committed to effecting change: we are interviewing new candidates for the Board and have formed a Strategic Review Committee, which is designed to provide oversight of Cardica’s long-term strategic plan and to develop, with our Chief Executive Officer and other members of management, any refinements to the plan and the means to achieve the goals of the plan. We have a path for further change that we intend to implement in the near term if we cannot have that productive conversation with you soon.

We again hope we can work constructively with you to reach an agreement and avoid a proxy contest.

Very truly yours,

The Board of Directors of Cardica, Inc.

Important Information

Cardica intends to file with the Securities and Exchange Commission (the “SEC”) and expects to mail to stockholders a proxy statement relating to Cardica’s 2014 Annual Meeting of Stockholders. Stockholders are urged to read the proxy statement and any related documents when they become available as they contain important information. Stockholders may obtain free copies of these documents and other documents filed with the SEC by Cardica at the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from Cardica’s website at www.cardica.com. Stockholders may also contact McKenzie Partners with questions or requests for additional copies of the proxy materials by calling toll free at (800) 322-2885. Cardica’s directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders. Information regarding the names and special interests of these directors and executive officers in proxy solicitation will be included in the proxy statement described above.

CONFIDENTIALITY AND
NON-USE AGREEMENT

This AGREEMENT made as of October __, 2014, by and among CARDICA, INC., a Delaware corporation having its principal business address at 900 Saginaw Drive, Redwood City, CA 94063 (“Cardica”), and Broadfin Healthcare Master Fund, Ltd., a Cayman Islands exempted company, having its principal office at 20 Genesis Close, Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY1-1108, Cayman Islands, Broadfin Capital, LLC, a Delaware limited liability company, having its principal business address at 237 Park Avenue, Suite 900, New York, New York 10017 and Kevin Kotler, an individual, having a business address at 237 Park Avenue, Suite 900, New York, New York 10017 (collectively, the “Broadfin Group”).

WITNESSETH THAT:

WHEREAS, the Broadfin Group beneficially owns 8,874,992 shares of Cardica’s Common Stock (the “Common Shares”) and 98,752 of Cardica’s Series A Convertible Preferred Stock (the “Preferred Shares”).

WHEREAS, the Broadfin Group desires to obtain certain proprietary or confidential information from Cardica or its parents, subsidiaries or other affiliates, for the purposes of evaluating and discussing the composition of the Board of Directors of Cardica, generally, and discussing, evaluating and assisting in the implementation of ideas, strategies, and other options to enhance stockholder value (the “Purpose”); and

WHEREAS, Cardica is willing to provide such information, or to cause such information to be provided by its parents, subsidiaries or other affiliates, to the Broadfin Group or its parents or other affiliates solely for such purposes in accordance with the terms hereof;

NOW, THEREFORE, Cardica and the Broadfin Group do hereby mutually agree as follows:

1              Definitions.

(a)     “Confidential Information” shall mean, subject to Section 4 herein, all written, recorded, electronic or oral information or data (including without limitation financial, operating, performance, cost, business, process, research, developmental, engineering, manufacturing, technical, marketing, sales, customer, employee, investor, shareholder, vendor or contract information or data, know-how, trade secret and computer programming and other software and software techniques) provided by Cardica or Cardica’s Affiliates in connection herewith, whether its confidentiality or proprietary status is indicated orally or in writing or in a context in which Cardica or Cardica’s Affiliates reasonably communicated, or the Receiving Party or Recipient’s Affiliates should reasonably have understood that the information should be treated as confidential or proprietary, whether or not the specific words “confidential” or “proprietary” are used. The facts that this Agreement exists and the terms hereof, that Confidential Information has been exchanged hereunder and that discussions are occurring with respect to the purposes set forth herein (and the status of such discussions) shall be treated as “Confidential Information” hereunder.

(b)     “Disclosing Party” shall mean Cardica and Cardica’s Affiliates.

(c)     “Cardica’s Affiliates” shall mean the parents, subsidiaries or other affiliates of the Disclosing Party and the officers, directors, employees, counsel, agents and other representatives thereof and of the Disclosing Party.

(d)     “Receiving Party” shall mean the Broadfin Group and Recipient’s Affiliates.

(e)     “Recipient’s Affiliates” shall mean the parents, subsidiaries or other affiliates of the Receiving Party and the officers, directors, employees, advisors (including, without limitation, attorneys, accountants, consultants, bankers and financial advisors), agents, affiliates and other representatives thereof and of the Receiving Party.

2              Confidentiality and Non-Use. In consideration of Cardica’s providing, or causing to be provided, Confidential Information to the Receiving Party and to the Recipient’s Affiliates of such Receiving Party, such Receiving Party agrees that it shall (and shall cause its Recipient’s Affiliates to):

(a)     hold confidential and not disclose all Confidential Information provided by Cardica or Cardica’s Affiliates (other than to Recipient’s Affiliates having a reasonable need to know such Confidential Information in connection with the permitted purposes hereunder who have either (i) been informed of the terms of and their obligations under this Agreement and have agreed to be bound hereby, or (ii) are subject to existing confidentiality obligations to the Receiving Party providing comparable substantive confidentiality and non-use protection to Cardica for the Confidential Information as set forth herein), without the prior written consent of Cardica;

(b)     use such Confidential Information only for the Purpose, and for no other purposes whatsoever, except with the prior written consent of Cardica;

(c)     return or destroy all written or recorded Confidential Information in the form provided by Cardica or its Cardica’s Affiliates (including all copies thereof) to Cardica within 30 days of receipt by the Receiving Party of a written request therefor from Cardica; and

(d)     destroy all internal documents and records prepared by or for the Receiving Party and the Recipient’s Affiliates containing Confidential Information (including all copies thereof and all portions of such documents and records containing Confidential Information, but excluding (i) copies of Confidential Information that the Receiving Party or a Recipient’s Affiliate is required by law or applicable regulation to retain, and (ii) any attorney work product material that would be protected from discovery pursuant to the attorney-client privilege) and provide Cardica with a certificate of an officer of the Receiving Party stating that such destruction has occurred, within 30 days of receipt by the Receiving Party of a written request therefore from Cardica.

Notwithstanding subsections (c) and (d) of this Section 2, (i) the Receiving Party shall only be required to use commercially reasonable efforts to return or destroy any Confidential Information stored electronically, and neither the Receiving Party nor its Recipient’s Affiliates shall be required to return or destroy any electronic copy of Confidential Information created pursuant to its or its Recipient’s Affiliates’ standard electronic backup and archival procedures. And (ii) the Receiving Party and each of its Recipient’s Affiliates may each retain one copy of any Confidential Information, to the extent required to comply with legal or regulatory requirements, established document retention policies or demonstrate compliance with this Agreement.

In any event, the Receiving Party shall be responsible for any breach of this agreement by any Recipient’s Affiliate, which breach has been finally determined by a court of competent jurisdiction, and shall direct its Recipient Affiliates to observe the terms of this Agreement.

3              Exceptions to the Confidentiality and Non-Use Obligations. Confidential Information under this Agreement shall not include information that:

(a)     was known to the Receiving Party or the Recipient’s Affiliates prior to the receipt of the Confidential Information from Cardica or Cardica’s Affiliates; or

(b)     was, or becomes through no breach of the Receiving Party’s obligations hereunder, known to the public or to the trade or industry in which Cardica or the Broadfin Group (as applicable) operates;

(c)     becomes known to the Receiving Party or Recipient’s Affiliates from sources other than Cardica or Cardica’s Affiliates under circumstances, to the best of the Receiving Party’s knowledge, not involving any breach of any confidentiality obligation between such source and Cardica or Cardica’s Affiliates or a third party; or

(d)     is independently developed by the Receiving Party or Recipient’s Affiliates; or

(e)     is required to be disclosed by law or applicable legal process or by applicable securities or commodities exchange, self-regulatory organization or other rules or regulations, provided that the Receiving Party or Recipient’s Affiliates making such disclosure shall (i) if permitted by applicable law or regulation to do so, give Cardica as much notice thereof as is reasonably practicable so that Cardica may seek such protective orders or other confidentiality protection as it, in its sole discretion and at its sole expense, may elect and (ii) reasonably cooperate with Cardica in protecting such confidential or proprietary nature of the Confidential Information which must be so disclosed (with such duty of cooperation not requiring the Receiving Party or Recipient’s Affiliates to initiate or participate in any litigation or incur out-of-pocket costs or expenses). In any such event, the Receiving Party or Recipient’s Affiliate making such disclosure shall provide only such limited Confidential Information as it is advised by written opinion of counsel is necessary to satisfy such requirement and shall exercise its best reasonable efforts to obtain assurance from the recipient that confidential treatment will be accorded such Confidential Information.

4              No Creation or Transfer of Rights in Confidential Information or Intellectual Property Hereunder. Nothing in this Agreement shall give the Receiving Party or Recipient’s Affiliates any rights, title, license or interest whatsoever in or to the Confidential Information of Cardica and Cardica’s Affiliates (which shall remain at all times the property of Cardica or Cardica’s Affiliates) or in or to any existing or future patents, know-how, trade secrets, inventions, trademarks, copyrights or other intellectual property of Cardica or Cardica’s Affiliates.

5              No Representations and Warranties. Cardica and Cardica’s Affiliates make no representations or warranties, express or implied, of any kind with respect to the Confidential Information provided thereby, including, without limitation, with respect to the accuracy or completeness thereof.

6              Termination; Duration of Obligations. This Agreement may be terminated by either party on 30 days prior written notice with respect to new disclosures; provided, however, that the obligations of the Receiving Party and Recipient’s Affiliates under Section 2 hereof with respect to Confidential Information disclosed hereunder prior to the termination of this Agreement shall continue until and unless such information is not, or ceases to be, Confidential Information pursuant to Section 3.

7              Waivers; Amendments; Assignment. This Agreement may not be modified, amended or waived except by a written instrument duly executed by both parties. This Agreement may not be assigned by either party without the prior written consent of the other and shall be binding on, and inure to the benefit of, the respective successors and permitted assigns of the parties hereto.

8              Governing Law; Disputes. This Agreement is made subject to and shall be construed under the laws of the State of California without giving effect to the principles of conflicts of law thereof. The parties agree that the state and federal courts situated in San Mateo County in the State of California shall have exclusive jurisdiction to resolve any disputes with respect to this Agreement or the Confidential Information, with each party irrevocably consenting to the jurisdiction thereof for any actions, suits or proceedings arising out of or relating to this Agreement or the Confidential Information, and each party hereto irrevocably waives its rights to trial by jury with respect thereto. In the event of any litigation hereunder, the prevailing party shall be entitled to costs and reasonable attorneys’ fees. The parties hereto acknowledge and agree that Cardica and Cardica’s Affiliates will be irreparably harmed by any disclosure or use of the Confidential Information in violation of the terms hereof and that in the event of any breach of the provisions of this Agreement, Cardica shall be entitled to seek equitable relief, including in the form of injunctions and orders for specific performance, in addition to all other remedies available to Cardica and Cardica’s Affiliates with respect thereto at law or in equity.

9              Securities Laws. The Broadfin Group acknowledges that it is aware and will instruct the Recipient’s Affiliates to be aware of the general nature of applicable securities laws, including, without limitation, all applicable securities laws which may prohibit any person who has material, non-public information concerning the matters which are the subject of this Agreement which may include the parties contemplation of the Purpose of this Agreement, from trading in securities of a company which may be a party to a transaction of the type contemplated herein or from communicating such information to other persons.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

CARDICA, INC., a Delaware Corporation

By:
	Name:	Bernard Hausen
	Title:	Chief Executive Officer and President

BROADFIN CAPITAL, LLC, a Delaware Limited Liability Company

By:
	Name:	Kevin Kotler
	Title:	Managing Member

BROADFIN HEALTHCARE MASTER FUND, LTD., a Cayman Islands exempted company

By:
	Name:	Kevin Kotler
	Title:	Director

KEVIN KOTLER

By: